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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                            FORM 8-K/A
       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
            OF THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report:  March 13, 1996



                   JACOR COMMUNICATIONS, INC.



                              OHIO
         (State or Other Jurisdiction of
Incorporation)




     0-12404                            31-0978313
(Commission File No.)         (IRS Employer Identification
No.)




                        1300 PNC Center
                     201 East Fifth Street
                    Cincinnati, Ohio  45202

                        (513) 621-1300

Item 2.   Acquisition or Disposition of Assets

       On   March  13,  1996,  Jacor  Communications,  Inc.
(the
"Company") took another step towards its acquisition of all of the outstanding capital stock of Citicasters Inc. ("Citicasters") pursuant to that certain Merger Agreement dated February 12, 1996 by and among the Company, Citicasters and JCAC, Inc., a wholly owned subsidiary of the Company (the "Merger Agreement").

      As contemplated by the Merger Agreement, the Company delivered into escrow an irrevocable, direct pay letter of credit in the amount of $75.0 million. At the same time, the holders of approximately 54% of the outstanding shares of Citicasters' voting stock delivered to the Company their irrevocable written consents approving the Merger Agreement and the merger of JCAC, Inc. with and into Citicasters such that Citicasters will become a wholly owned subsidiary of the
Company (the "Merger").   Upon delivery  by  Jacor of those
written consents to Citicasters, no further action of the Citicasters shareholders will be required to effect the Merger.
      The  completion  of the Merger remains subject  to
various other   conditions  including  the  receipt  of
consents   from regulatory  authorities, including the approval
of the Federal Communications Commission, and the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Act.
      Citicasters  owns 19 radio stations serving  eight  of
the nation's  top  31  radio  revenue  markets.   Citicasters'
radio stations  serve Atlanta, Phoenix, Tampa, Portland,
Kansas City, Cincinnati, Sacramento and Columbus. Citicasters also owns two television stations, a CBS affiliate in Tampa and an ABC affiliate in Cincinnati, which affiliation will change to CBS in June 1996.
      The aggregate cash needed to consummate the Merger is approximately $650.0 million (excluding fees and expenses), consisting of approximately $624.2 million to
acquire        the
outstanding Citicasters stock and approximately $26.0 million to refinance certain existing Citicasters bank debt. In order to fund these transactions, the Company anticipates that it will (a) raise approximately $345.6 million from the proceeds of the public sale of 17,500,000 shares of its common stock pursuant to its Registration Statement on Form S-3, File No. 333-01917, filed with the Securities and Exchange Commission on March 22, 1996 (the "March 22, 1996 S-3 Registration Statement"), and (b) use initial borrowings under an anticipated new credit facility with an expected available principal amount of $600.0 million.


Item 7.   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     The financial statements required to be filed by the Company as part of this Form 8-K with respect to Citicasters Inc. and Subsidiaries are incorporated by reference from the March 22, 1996 Registration Statement on Form S-3 (No. 333-01917) more specifically identified as pages F-16 through F-30 of such Registration Statement.

(b)  Pro Forma Financial Information.

      The pro forma financial statements required to be filed by the Company as part of this Form 8-K with respect to Citicasters Inc. and Subsidiaries are incorporated by reference from the March 22, 1996 Registration Statement on Form S-3 (No. 333-01917) more specifically identified as pages 20, 22 and pages 23 through 25 of such Registration Statement.

(c)  Exhibits
               2.1       Escrow  Agreement  among  the
                         Company,
                         Citicasters and PNC Bank dated March 13, 1996. *
               2.2       Irrevocable  Letter of  Credit,
                         Banque
                         Paribas, Chicago Branch dated March 13, 1996. *
               2.3       Letter  of  Credit  and
                         Reimbursement
                         Agreement by and between the Company and Banque Paribas dated March 13, 1996. *
               23.1      Consent of Ernst & Young LLP
               99.1      Press Release dated March 13, 1996.
               99.2      Press Release dated March 22, 1996.

*    Incorporated by reference from the Company's March 22,
     1996
     Registration Statement on Form S-3 (No. 333-01917).

Signatures

      Pursuant to the requirements of the Securities Exchange
Act of  1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly
authorized.
                         JACOR COMMUNICATIONS, INC.
March 27, 1996           By: /s/ R. Christopher Weber

                              R. Christopher Weber, Senior Vice
                                President  and  Chief
                                Financial
                                Officer


                         EXHIBIT 23.1


              CONSENT OF INDEPENDENT ACCOUNTANTS





     We consent to the incorporation by reference, in the Current Report on Form 8-K of Jacor Communications, Inc., of our report dated February 23, 1996 with respect to the financial statements of Citicasters Inc. included in the Registration Statement (Form S-3 No. 333-01917) of Jacor Communications, Inc.










                                   ERNST & YOUNG LLP
Cincinnati, Ohio
March 27, 1996


                                        EXHIBIT 99.1


CONTACT:  Kirk Brewer         FOR IMMEDIATE RELEASE
          (312)466-4042


             JACOR COMMUNICATIONS TAKES ANOTHER STEP
              TOWARD CITICASTERS INC. ACQUISITION

CINCINNATI, March 13, 1996 -- JACOR COMMUNICATIONS, INC. (NASDAQ:JCOR) today announced it has taken another step in its merger with Citicasters Inc. (NASDAQ:CITI). As previously announced, on February 12, 1996, Jacor entered into a definitive merger agreement to acquire Citicasters Inc., owner of 19 radio stations in eight U.S. markets as well as two network affiliated television stations. Today, pursuant to that agreement, Jacor delivered a $75 million letter of credit into escrow as a deposit pending completion of the merger. At the same time, the holders of a majority of the outstanding shares of Citicasters Common Stock delivered to Jacor their irrevocable written consents approving the merger.

     The completion of the merger transaction is subject to regulatory review and approval. Jacor and Citicasters have filed the necessary applications to obtain such approvals.
     Jacor owns and operates 21 radio stations in six U.S. markets and also continues with its plans to acquire Noble Broadcasting. Noble owns 10 stations serving three of the nations top 75 markets, and provides programming to and sells air time for two stations serving the San Diego market.
     Jacor Communications is headquartered in Cincinnati. Jacor plans to pursue growth through continued acquisitions of complementary stations in its existing markets, and radio groups or individual stations with significant presence in attractive markets.


                                        EXHIBIT  99.2
CONTACT:   Kirk Brewer             FOR IMMEDIATE RELEASE
           (312)466-4042


                JACOR ANNOUNCES STOCK OFFERING



CINCINNATI, March 22, 1996 -- Jacor Communications, Inc. (NASDAQ:JCOR) announced today that it will offer for sale 17,500,000 shares of its common stock. The proceeds from the sale of stock in the offering will be used by Jacor to finance in part Jacor's acquisitions of Citicasters Inc. and of Noble Broadcast Group, Inc. and to repay all borrowings under its existing credit facility. No Jacor security holders will sell stock in the offering. The offering will be made only by means of a prospectus.